Exhibit 10.128

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FIRST RELIANCE STANDARD
Life Insurance Company





Home Office: New York, New York

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POLICYHOLDER:   Tiffany and Company           POLICY NUMBER:          LTD 109406

EFFECTIVE DATE:  September 1, 2003, as amended through May 1, 2009

ANNIVERSARY DATES:  September 1, 2004 and each September 1st thereafter.

PREMIUM DUE DATES: The first Premium is due on the Effective Date. Further Premiums are due monthly, in advance, on the first day of each month.

This Policy is delivered in New York and is governed by its laws and/or the Employee Retirement Income Security Act of 1974 ("ERISA") as amended, where applicable.

First Reliance Standard Life Insurance Company is referred to as "we", "our" or "us" in this Policy.

The Policyholder and any subsidiaries, divisions or affiliates are referred to as "you", "your" or "yours" in this Policy.

We agree to provide insurance to you in exchange for the payment of Premium and a signed Application. This Policy provides income replacement benefits for Total Disability from Sickness or Injury. It insures those Eligible Persons for the Monthly Benefit shown on the Schedule of Benefits. The insurance is subject to the terms and conditions of this Policy.

The Effective Date of this Policy is shown above. This Policy stays in effect as long as Premium is paid when due. The "TERMINATION OF THIS POLICY" section of the GENERAL PROVISIONS explains when the insurance terminates.

This Policy is signed by our President and Secretary.

            /s/ Charles Denaro                  /s/ Laurence Daurelle
            Secretary                           President


Countersigned___________________________________________________________________
                             Licensed Resident Agent

                      GROUP LONG TERM DISABILITY INSURANCE
                                NON-PARTICIPATING

This Long Term Disability Policy amends the Long Term Disability Policy previously issued to you by us. It is issued on April 28, 2009.

                 FIRST RELIANCE STANDARD LIFE INSURANCE COMPANY
                           Office: New York, New York


GROUP POLICY NUMBER:LTD 109406       POLICY EFFECTIVE DATE: September 1, 2003 as
                                     amended through May 1, 2009

POLICY DELIVERED IN:New York         ANNIVERSARY DATE:September 1st in each year


Application is made to us by:  Tiffany and Company

This Application is completed in duplicate, one copy to be attached to your Policy and the other returned to us.

It is agreed that this Application takes the place of any previous application for your Policy.





Signed at 600 Madison Avenue, NY, NY         this  5/11        day of  2009
          ---------------------------             --------            ----------

Policyholder:Tiffany and Company                 Agent:
             ----------------------------              ------------------------


By:  /s/ Sol Klein
     ----------------------------                      -------------------------
             (Signature)                               (Licensed Resident Agent)

     Dir - US Employee Benefits
     ----------------------------
              (Title








                             Please sign and return.


Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed five thousand dollars and the stated value of the claim for each such violation.

                                TABLE OF CONTENTS
                                                                                                                         Page

SCHEDULE OF BENEFITS......................................................................................................1.0

DEFINITIONS...............................................................................................................2.0

CERTAIN RESPONSIBILITIES OF THE POLICYHOLDER..............................................................................3.0

TRANSFER OF INSURANCE COVERAGE............................................................................................4.0

GENERAL PROVISIONS........................................................................................................5.0
         Entire Contract
         Changes
         Time Limit on Certain Defenses
         Records Maintained
         Clerical Error
         Misstatement of Age
         Not in Lieu of Workers' Compensation
         Conformity with State Laws
         Certificate of Insurance
         Termination of this Policy

CLAIMS PROVISIONS.........................................................................................................6.0
         Notice of Claim
         Claim Forms
         Written Proof of Total Disability
         Payment of Claims
         Arbitration of Claims
         Physical Examination and Autopsy
         Legal Actions

INDIVIDUAL ELIGIBILITY, EFFECTIVE DATE AND TERMINATION....................................................................7.0
         General Group
         Eligibility Requirements
         Waiting Period
         Effective Date of Individual Insurance
         Termination of Individual Insurance
         Individual Reinstatement

PREMIUMS..................................................................................................................8.0

BENEFIT PROVISIONS........................................................................................................9.0

EXCLUSIONS...............................................................................................................10.0

LIMITATIONS..............................................................................................................11.0

ACTIVITIES OF DAILY LIVING BENEFIT (ADL).................................................................................12.0

SPECIFIC INDEMNITY BENEFIT...............................................................................................13.0

SURVIVOR BENEFIT - LUMP SUM..............................................................................................14.0

WORK INCENTIVE AND CHILD CARE BENEFITS...................................................................................15.0

FAMILY AND MEDICAL LEAVE OF ABSENCE BENEFIT..............................................................................16.0

MILITARY SERVICES LEAVE OF ABSENCE COVERAGE..............................................................................16.1

REHABILITATION BENEFIT...................................................................................................17.0


                              SCHEDULE OF BENEFITS

NAME OF SUBSIDIARIES, DIVISIONS OR AFFILIATES TO BE COVERED: Tiffany NJ, Iridese, Inc., Tiffany Atlantic City

"Affiliate" means any corporation, partnership, or sole proprietor under the common control of the Policyholder.

ELIGIBLE CLASSES: Each active, Full-time and part time employee hired prior to January 1, 1994 and part time employee who transferred from full time after satisying the initial waiting period for eligibility. except any person employed on a temporary or seasonal basis.

"Part-time" means working for you for a minimum of 20 hours during a person's regular work week.

WAITING PERIOD:

    Present Employees:                None
    Future Employees:                 90 days of continuous employment.

INDIVIDUAL EFFECTIVE DATE: The day immediately following completion of the Waiting Period, if applicable.

INDIVIDUAL REINSTATEMENT:  12 months

MINIMUM PARTICIPATION REQUIREMENTS:  Percentage: 75%     Number of Insureds: 10

LONG TERM DISABILITY BENEFIT

ELIMINATION PERIOD:
     1) 180 consecutive days of Total Disability, if Total Disability is not caused by, contributed to by, or resulting from a Pre-existing Condition;

     2) the greater of (a) 180 consecutive days of Total Disability; or (b) the number of consecutive days of Total Disability which ends 12 months after the Insured's Effective Date of Individual Insurance, or, in the case of an increase in benefits, 12 months from the effective date of the benefit increase, if Total Disability is caused by, contributed to by, or resulting from a Pre-Existing Condition.

     Any Elimination Period due to a Pre-existing Condition is considered a waiting period and not a permanent bar to receiving a Monthly Benefit.

MONTHLY  BENEFIT:  The  Monthly  Benefit  is an amount  equal to 60% of  Covered
Monthly  Earnings,  payable in  accordance  with the  section  entitled  Benefit
Amount.

MINIMUM MONTHLY BENEFIT: In no event will the Monthly Benefit payable to an Insured be less than the greater of:
     (1) 10% of the Covered Monthly Earnings multiplied by the Monthly Benefit percentage(s) as shown above; or
     (2) $100

MAXIMUM MONTHLY BENEFIT: $10,000 (this is equal to a maximum Covered Monthly Earnings of $16,667).

                                    Page 1.0

MAXIMUM DURATION OF BENEFITS: Benefits will not accrue beyond the longer of: the Duration of Benefits; or Normal Retirement Age; specified below:

        Age at Disablement                       Duration of Benefits (in years)
        ------------------                       -------------------------------

            61 or less                                    To Age 65
                62                                           3 1/2
                63                                            3
                64                                           2 1/2
                65                                            2
                66                                           1 3/4
                67                                           1 1/2
                68                                           1 1/4
            69 or more                                        1

                                       OR

Normal Retirement Age as defined by the 1983 Amendments to the United States Social Security Act and determined by the Insured's year of birth, as follows:

          Year of Birth                               Normal Retirement Age
          -------------                          --------------------------
          1937 or before                                 65 years
               1938                               65 years and 2 months
               1939                               65 years and 4 months
               1940                               65 years and 6 months
               1941                               65 years and 8 months
               1942                               65 years and 10 months
          1943 thru 1954                                 66 years
               1955                               66 years and 2 months
               1956                               66 years and 4 months
               1957                               66 years and 6 months
               1958                               66 years and 8 months
               1959                               66 years and 10 months
          1960 and after                                 67 years

CHANGES IN MONTHLY BENEFIT: Increases in the Monthly Benefit are effective on the date of the change, provided the Insured is Actively at Work on the effective date of the change. If the Insured is not Actively at Work on that date, the effective date of the increase in the benefit amount will be deferred until the date the Insured returns to Active Work. Decreases in the Monthly Benefit are effective on the date the change occurs.

If an increase in, or initial application for, the Monthly Benefit is due to a life event change (such as marriage, birth or specific changes in employment status), proof of health will not be required provided the Insured applies within 31 days of such life event.

CONTRIBUTIONS:  Insured:  100%

Contributions for the Insured are being made on a post-tax basis. For purposes of filing the Insured's Federal Income Tax Return, this means that under the law as of the date this Policy was issued, the Insured's Monthly Benefit might be treated as non-taxable. It is recommended that the Insured contact his/her personal tax advisor.



                                    Page 1.1

                                   DEFINITIONS

"Actively at Work" and "Active Work" mean actually performing on a Full-time or Part-time basis the material duties pertaining to his/her job in the place where and the manner in which the job is normally performed. This includes approved time off such as vacation, jury duty and funeral leave, but does not include time off as a result of an Injury or Sickness.

"Claimant" means an Insured who makes a claim for benefits under this Policy for a loss covered by this Policy as a result of an Injury to or a Sickness of the Insured.

"Covered Monthly Earnings" means the Insured's monthly salary received from you on the day just before the date of Total Disability, prior to any deductions to a 401(k) or Section 125 plan. Covered Monthly Earnings do not include commissions or any other special compensation not received as Covered Monthly Earnings. However, "Covered Monthly Earnings" will include commissions and overtime pay for a Salesperson and bonuses and overtime pay for all other employees received from you averaged over the lesser of:

     (1) the number of months worked; or
     (2) the 12 months;

just prior to the date Total Disability began.

If hourly paid employees are insured, the number of hours worked during a regular work week, times 4.333, will be used to determine Covered Monthly Earnings. If an employee is paid on an annual basis, then the Covered Monthly Earnings will be determined by dividing the basic annual salary by 12.

"Eligible Person" means a person who meets the Eligibility Requirements of this Policy.

"Elimination Period" means a period of consecutive days of Total Disability, as shown on the Schedule of Benefits page, for which no benefit is payable. It begins on the first day of Total Disability.

Interruption Period: If, during the Elimination Period, an Insured returns to Active Work for less than 30 days, then the same or related Total Disability will be treated as continuous. Days that the Insured is Actively at Work during this interruption period will not count towards the Elimination Period. This interruption of the Elimination Period will not apply to an Insured who becomes eligible under any other group long term disability insurance plan.

"Full-time" means working for you for a minimum of 35 hours during a person's regular work week.

"Hospital" or "Institution" means a facility licensed to provide care and treatment for the condition causing the Insured's Total Disability.

"Injury" means bodily Injury resulting directly from an accident, independent of all other causes. The Injury must cause Total Disability which begins while insurance coverage is in effect for the Insured.

"Insured" means a person who meets the Eligibility Requirements of this Policy and is enrolled for this insurance.

"Physician" means a duly licensed practitioner who is recognized by the law of the state in which treatment is received as qualified to treat the type of Injury or Sickness for which claim is made. The Physician may not be the Insured or a member of his/her immediate family.

"Pre-existing Condition" means any Sickness or Injury for which the Insured received medical treatment, consultation, care or services, including diagnostic procedures, or took prescribed drugs or medicines for the Sickness or Injury, during the three (3) months immediately prior to the Insured's Effective Date of Individual Insurance.

"Premium" means the amount of money needed to keep this Policy in force.

                                    Page 2.0

"Retirement Benefits" mean money which the Insured is entitled to receive upon early or normal retirement or disability retirement under:
     (1) any plan of a state, county or municipal retirement system, if such pension benefits include any credit for employment with you;
     (2) Retirement Benefits under the United States Social Security Act of 1935, as amended or under any similar plan or act; or
     (3) an employer's retirement plan where payments are made in a lump sum or periodically and do not represent contributions made by an Insured.

Retirement Benefits do not include:

     (1)  a federal government employee pension benefit;

     (2)   a thrift plan;

     (3)  a deferred compensation plan;

     (4)  an individual retirement account (IRA);

     (5)  a tax sheltered annuity (TSA);

     (6)  a stock ownership plan; or

     (7)  a profit sharing plan.

"Sickness" means illness or disease causing Total Disability which begins while insurance coverage is in effect for the Insured. Sickness includes pregnancy, childbirth, miscarriage or abortion, or any complications therefrom.

"Totally Disabled" and "Total Disability" mean, that as a result of an Injury or
     Sickness:
     (1) during the Elimination Period and for the first 24 months for which a Monthly Benefit is payable, an Insured cannot perform the material duties of his/her regular occupation;
          (a) "Partially Disabled" and "Partial Disability" mean that as a result of an Injury or Sickness an Insured is capable of performing the material duties of his/her regular occupation on a part-time basis or some of the material duties on a full-time basis. An Insured who is Partially Disabled will be considered Totally Disabled, except during the Elimination Period;
          (b) "Residual Disability" means being Partially Disabled during the Elimination Period. Residual Disability will be considered Total Disability; and
     (2) after a Monthly Benefit has been paid for 24 months, an Insured cannot perform the material duties of any occupation. Any occupation is one that the Insured's education, training or experience will reasonably allow. We consider the Insured Totally Disabled if due to an Injury or Sickness he or she is capable of only performing the material duties on a part-time basis or part of the material duties on a Full-time basis.

If an Insured is employed by you and requires a license for such occupation, the loss of such license for any reason does not in and of itself constitute "Total Disability".


                                    Page 2.1

                  CERTAIN RESPONSIBILITIES OF THE POLICYHOLDER

For the purposes of this Policy, you act on your behalf or as the employee's agent. Under no circumstances will you be deemed our agent.

Annual Enrollment Periods

It is your responsibility to provide us with written notice and obtain our written approval at least 31 days prior to conducting an annual enrollment period.

Compliance With Americans With Disabilities Act (ADA)

It is your responsibility to establish and maintain procedures which comply with the employer responsibilities of the Americans With Disabilities Act of 1990, as amended.

Compliance With The Employee Retirement Income Security Act (ERISA)

It is your responsibility to establish and maintain procedures which comply with the employer and/or Plan Administrator responsibilities of ERISA and the accompanying regulations, where applicable.

Distribution Of Certificates Of Insurance

A Certificate of Insurance will be provided to you for each Insured covered under this Policy. The Certificate will outline the insurance coverage, and explain the provisions, benefits and limitations of this Policy. It is your responsibility to distribute the appropriate Certificates and any updates or other notices from us to each Insured.

Maintenance Of Records

It is your responsibility to maintain sufficient records of each Insured's insurance, including additions, terminations and changes. We reserve the right to examine these records at the place where they are kept during normal business hours or at a place mutually agreeable to you and us. Such records must be maintained by you for at least 3 years after this Policy terminates.

Reporting Of Eligibility And Coverage Amounts

It is your responsibility to notify us on a timely basis of all individuals eligible for coverage under this Policy, of all individuals whose eligibility for coverage ends and of all changes in individual coverage amounts.

It is your responsibility to provide accurate census and salary information on all Insureds on or before each Anniversary Date, if we request such information.

Timely Payment Of Premiums

It is your responsibility to pay all premiums required under this Policy when due. Any change in the premium contribution basis must be approved by us.



                                    Page 3.0

                         TRANSFER OF INSURANCE COVERAGE

If an employee was covered under any group long term disability insurance plan maintained by you prior to this Policy's Effective Date, that employee will be insured under this Policy, provided that he/she is Actively At Work and meets all of the requirements for being an Eligible Person under this Policy on its Effective Date.

If an employee was covered under the prior group long term disability insurance plan maintained by you prior to this Policy's Effective Date, but was not Actively at Work due to Injury or Sickness on the Effective Date of this Policy and would otherwise qualify as an Eligible Person, coverage will be allowed under the following conditions:

(1) The employee must have been insured with the prior carrier on the date of the transfer; and

(2) Premiums must be paid; and

(3) Total Disability must begin on or after this Policy's Effective Date.

If an employee is receiving long term disability benefits, becomes eligible for coverage under another group long term disability insurance plan, or has a period of recurrent disability under the prior group long term disability insurance plan, that employee will not be covered under this Policy. If premiums have been paid on the employee's behalf under this Policy, those premiums will be refunded.

Pre-existing Conditions Limitation Credit

If an employee is an Eligible Person on the Effective Date of this Group Policy, any time used to satisfy the Pre-existing Conditions Limitation of a prior group or blanket disability insurance plan or employer provided disability benefit arrangement will be credited towards the satisfaction of the Pre-existing Conditions Limitation of this Group Policy if such coverage or level of benefits is substantially similar to this Policy and was continuous to a date not more than sixty (60) days prior to the effective date of this Policy.

Waiting Period Credit

If an employee is an Eligible Person on the Effective Date of this Policy, any time used to satisfy any Waiting Period of the prior group long term disability insurance plan will be credited towards the satisfaction of the Waiting Period of this Policy.

Late Applicant Provision

If an employee was eligible for coverage under a prior group long term disability insurance plan issued to you for more than thirty-one (31) days but did not elect to be covered under that prior plan, then he/she must submit a written application within thirty-one (31) days of the Effective Date of this Policy, along with proof of health acceptable to us. If we approve the employee's application, his/her insurance will be effective on the date of our approval, provided he/she is Actively at Work on that date.

                                    Page 4.0

                               GENERAL PROVISIONS

ENTIRE CONTRACT: The entire contract between you and us is this Policy, your Application (a copy of which is attached at issue) and any attached amendments.

CHANGES: No agent has authority to change or waive any part of this Policy. To be valid, any change or waiver must be in writing, signed by either our President, a Vice President, or a Secretary. The change or waiver must also be attached to this Policy.

TIME LIMIT ON CERTAIN DEFENSES: After this Policy has been in force for two (2) years from its Effective Date, no statement made by you shall be used to void this Policy; and no statement by any Insured on a written application for insurance shall be used to reduce or deny a claim after the Insured's insurance coverage, with respect to which claim has been made, has been in effect for two
(2) years.

RECORDS MAINTAINED: You must maintain records of all Insureds. Such records must show the essential data of the insurance, including new persons, terminations, changes, etc. This information must be reported to us regularly. We reserve the right to examine the insurance records maintained at the place where they are kept. This review will only take place during normal business hours.

CLERICAL ERROR: Clerical errors in connection with this Policy or delays in keeping records for this Policy, whether by you, us, or the Plan Administrator:

          (1) will not terminate insurance that would otherwise have been effective; and
          (2) will not continue insurance that would otherwise have ceased or should not have been in effect.

If appropriate, a fair adjustment of premium will be made to correct a clerical error.

MISSTATEMENT OF AGE: If an Insured's age is misstated, the Premium will be adjusted. If the Insured's benefit is affected by the misstated age, it will also be adjusted. The benefit will be changed to the amount the Insured is entitled to at his/her correct age.

NOT IN LIEU OF WORKERS' COMPENSATION: This Policy is not a Workers' Compensation Policy. It does not provide Workers' Compensation benefits.

CONFORMITY WITH STATE LAWS: Any section of this Policy, which on its Effective Date, conflicts with the laws of the state in which this Policy is issued, is amended by this provision. This Policy is amended to meet the minimum requirements of those laws.

CERTIFICATE OF INSURANCE: We will send to you an individual certificate for each Insured. The certificate will outline the insurance coverage, state this Policy's provisions that affect the Insured, and explain to whom benefits are payable.

TERMINATION OF THIS POLICY: You may cancel this Policy at any time by giving us written notice. This Policy will be cancelled on the date we receive your notice or, if later, the date requested in your notice.

This Policy will terminate at the end of the Grace Period if Premium has not been paid by that date.

We may cancel this Policy within thirty-one (31) days of written notice prior to the date of cancellation, only:

     (1) if the number of Insureds is less than the Minimum Participation Number shown on the Schedule of Benefits; or
     (2) if the percentage of Eligible Persons insured is less than the Minimum Participation Percentage shown on the Schedule of Benefits.

You will still owe us any Premium that is not paid up to the date this Policy is cancelled. We will return, pro-rata, any part of the Premium paid beyond the date this Policy is cancelled.

Termination of this Policy will not affect any claim which was covered prior to termination, subject to the terms and conditions of this Policy.

                                    Page 5.0

                                CLAIMS PROVISIONS

NOTICE OF CLAIM: Written notice must be given to us within thirty-one (31) days after a Total Disability covered by this Policy occurs, or as soon as reasonably possible. The notice should be sent to us at our Administrative Office or to our authorized agent. The notice should include your name, the Policy Number and the Insured's name.

CLAIM FORMS: When we receive the notice of claim, we will send the Claimant the claim forms to file with us. We will send them within fifteen (15) days after we receive notice. If we do not, then proof of Total Disability will be met by giving us a written statement of the type and extent of the Total Disability. The statement must be sent within ninety (90) days after the loss began.

WRITTEN PROOF OF TOTAL DISABILITY: For any Total Disability covered by this Policy, written proof must be sent to us within ninety (90) days after the Total Disability occurs. If written proof is not given in that time, the claim will not be invalidated nor reduced if it is shown that written proof was given as soon as was reasonably possible. In any event, proof must be given within one
(1) year after the Total Disability occurs, unless the Claimant is incapable of doing so.

PAYMENT OF CLAIMS: When we receive written proof of Total Disability covered by this Policy, we will pay any benefits due. Benefits that provide for periodic payment will be paid for each period as we become liable.

We will pay benefits to the Insured, if living, or else to his/her estate.

We may suggest an alternate payment method for the benefits due. In such case, written information will be provided regarding benefit payment options available to you. Benefits will be paid as provided in the Policy unless you consent in writing to an alternate payment method.

If the Insured has died and we have not paid all benefits due, we may pay up to $1,000 to any relative by blood or marriage, or to the executor or administrator of the Insured's estate. The payment will only be made to persons entitled to it. An expense incurred as a result of the Insured's last illness, death or burial will entitle a person to this payment. The payments will cease when a valid claim is made for the benefit. We will not be liable for any payment we have made in good faith.

First Reliance Standard Life Insurance Company shall serve as the claims review fiduciary with respect to the insurance policy and the Plan. The claims review fiduciary has the discretionary authority to interpret the Plan and the insurance policy and to determine eligibility for benefits. Decisions by the claims review fiduciary shall be complete, final and binding on all parties.

ARBITRATION OF CLAIMS: Any claim or dispute arising from or relating to our determination regarding the Insured's Total Disability may be settled by arbitration when agreed to by the Insured and us in accordance with the Rules for Health and Accident Claims of the American Arbitration Association or by any other method agreeable to the Insured and us. In the case of a claim under an Employee Retirement Income Security Act (hereinafter referred to as ERISA) Plan, the Insured's ERISA claim appeal remedies, if applicable, must be exhausted before the claim may be submitted to arbitration. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction over such awards.

Unless otherwise agreed to by the Insured and us, any such award will be binding on the Insured and us for a period of twelve (12) months after it is rendered assuming that the award is not based on fraudulent information and the Insured continues to be Totally Disabled. At the end of such twelve (12) month period, the issue of Total Disability may again be submitted to arbitration in accordance with this provision.

Any costs of said arbitration proceedings levied by the American Arbitration Association or the organization or person(s) conducting the proceedings will be paid by us.

PHYSICAL EXAMINATION AND AUTOPSY: We will, at our expense, have the right to have a Claimant interviewed and/or examined:

          (1)  physically;
          (2)  psychologically; and/or
          (3)  psychiatrically;

to determine the existence of any Total Disability which is the basis for a claim. This right may be used as often as it is reasonably required while a claim is pending.

                                    Page 6.0

We can have an autopsy made unless prohibited by law.

LEGAL ACTIONS: No legal action may be brought against us to recover on this Policy within sixty (60) days after written proof of loss has been given as required by this Policy. No action may be brought after three (3) years from the time written proof of loss is received.















                                    Page 6.1

             INDIVIDUAL ELIGIBILITY, EFFECTIVE DATE AND TERMINATION

GENERAL GROUP: The general group will be your employees and employees of any subsidiaries, divisions or affiliates named on the Schedule of Benefits page.

ELIGIBILITY REQUIREMENTS: A person is eligible for insurance under this Policy if he/she:

     (1) is a member of an Eligible Class, as shown on the Schedule of Benefits page; and
     (2) has completed the Waiting Period, as shown on the Schedule of Benefits page.

WAITING PERIOD: A person who is continuously employed on a Full-time or Part-time basis with you for the period specified on the Schedule of Benefits page has satisfied the Waiting Period. The Waiting Period for Present Employees applies to persons who are members of the Eligible Classes on this Policy's Effective Date. The Waiting Period for Future Employees applies to persons who become members of the Eligible Classes after this Policy's Effective Date.

EFFECTIVE DATE OF INDIVIDUAL INSURANCE: If you pay the entire Premium due for an Eligible Person, the insurance for such Eligible Person will go into effect on the Individual Effective Date, as shown on the Schedule of Benefits page.

If an Eligible Person pays a part of the Premium, he/she must apply in writing for the insurance to go into effect. He/she will become insured on the latest of:
     (1) the Individual Effective Date as shown on the Schedule of Benefits page, if he/she applies on or before that date;
     (2) on the date he/she applies, if he/she applies within thirty-one (31) days from the date he/she first met the Eligibility Requirements; or
     (3) on the date we approve any required proof of health acceptable to us. We require this proof if a person applies:
          (a) after thirty-one (31) days from the date he/she first met the Eligibility Requirements; or
          (b) after he/she terminated this insurance but remained in an Eligible Class as shown on the Schedule of Benefits page.

The insurance for an Eligible Person will not go into effect on a date he/she is not Actively at Work because of a Sickness or Injury. The insurance will go into effect after the person is Actively at Work for one (1) full day in an Eligible Class, as shown on the Schedule of Benefits page.

TERMINATION OF INDIVIDUAL INSURANCE: The insurance of an Insured will terminate on the first of the following to occur:
     (1)  the date this Policy terminates;
     (2)  the date the Insured ceases to meet the Eligibility Requirements;
     (3)  the end of the period for which Premium has been paid for the Insured;
          or
     (4) the date the Insured enters military service (not including Reserve or National Guard).

CONTINUATION OF INDIVIDUAL INSURANCE: The insurance of an Insured may be continued, by payment of premium, beyond the date the Insured ceases to be eligible for this insurance, but not longer than six (6) weeks if due to an approved leave of absence.

INDIVIDUAL REINSTATEMENT: The insurance of a terminated person may be reinstated if he/she returns to Active Work with you within the period of time as shown on the Schedule of Benefits page. He/she must also be a member of an Eligible Class, as shown on the Schedule of Benefits page, and have been:

     (1)  on a leave of absence approved by you; or
     (2)  on temporary lay-off.

The person will not be required to fulfill the Eligibility Requirements of this Policy again. The insurance will go into effect after he/she returns to Active Work for one (1) full day. If a person returns after having resigned or having been discharged, he/she will be required to fulfill the Eligibility Requirements of this Policy again. If a person returns after terminating insurance at his/her request or for failure to pay Premium when due, proof of health acceptable to us must be submitted before he/she may be reinstated.

                                    Page 7.0

                                    PREMIUMS

PREMIUM PAYMENT: All Premiums are to be paid by you to us, or to an authorized agent, on or before the due date. The Premium Due Dates are stated on this Policy's face page.

PREMIUM RATE: The Premium due will be the rate per $100.00 of the entire amount of Covered Monthly Earnings then in force. We will furnish to you the Premium Rate on this Policy's Effective Date and when it is changed. We have the right to change the Premium Rate:

     (1)  when the extent of coverage is changed by amendment;
     (2)  on any Premium Due Date after the second Policy Anniversary; or
     (3) on any Premium Due Date on or after the first Policy Anniversary if your entire group's Covered Monthly Earnings changes by 25% or more from such group's Covered Monthly Earnings on this Policy's Effective Date.

We will not change the Premium Rate due to (2) or (3) above more than once in any twelve (12) month period. We will tell you in writing at least thirty-one
(31) days before the date of a change due to (2) or (3) above.

GRACE PERIOD: You may pay the Premium up to thirty-one (31) days after the date it is due. This Policy stays in force during this time. If the Premium is not paid during the grace period, this Policy will terminate. You will still owe us the Premium up to the date this Policy terminates.

WAIVER OF PREMIUM: No Premium is due us for an Insured while he/she is receiving Monthly Benefits from us. Once Monthly Benefits cease due to the end of his/her Total Disability, Premium payments must begin again if insurance is to continue.








                                    Page 8.0

                               BENEFIT PROVISIONS

INSURING CLAUSE:  We will pay a Monthly Benefit if an Insured:

     (1) is Totally Disabled as the result of a Sickness or Injury covered by this Policy;
     (2)  is under the regular care of a Physician;
     (3) has completed the Elimination Period; and (4) submits satisfactory proof of Total Disability to us.

BENEFIT AMOUNT:  To figure the benefit amount payable:

     (1)  multiply  an  Insured's   Covered  Monthly  Earnings  by  the  benefit
          percentage(s), as shown on the Schedule of Benefits page;
     (2)  take the lesser of the amount:
          (a)  of step (1) above; or
          (b) the Maximum Monthly Benefit, as shown on the Schedule of Benefits page; and
     (3)  subtract Other Income Benefits, as shown below, from step (2) above.

We will pay at least the Minimum Monthly Benefit, as shown on the Schedule of Benefits page.

OTHER INCOME BENEFITS: Other Income Benefits are benefits resulting from the same Total Disability for which a Monthly Benefit is payable under this Policy. These Other Income Benefits are:
     (1) disability income benefits an Insured receives under any group insurance plan(s);
     (2) disability income benefits an Insured receives under any governmental retirement system, except benefits payable under a federal government employee pension benefit;
     (3) all permanent as well as temporary disability benefits, including any damages or settlement made in place of such benefits (whether or not liability is admitted) an Insured receives under:
          (a)  Workers' Compensation Laws;
          (b)  occupational disease law;
          (c) any other laws of like intent as (a) or (b) above; and (d) any compulsory benefit law;
     (4)  any of the following that the Insured is entitled to receive from you:
          (a) wages excluding the amount allowable under the Rehabilitation Provision; and
          (b) commissions or monies, including vested renewal commissions, but, excluding commissions or monies that the Insured earned prior to Total Disability which are paid after Total Disability has begun;
     (5) that part of disability or Retirement Benefits paid for by you that an Insured is eligible to receive under a group retirement plan; and
     (6) disability or Retirement Benefits under the United States Social Security Act, the Canadian pension plans, federal or provincial plans, or any similar law for which:
               (a)  an Insured is eligible to receive  because of his/her  Total
                    Disability or eligibility for Retirement Benefits; and
               (b)  an Insured's  dependents  are eligible to receive due to (a)
                    above.

Disability and early Retirement Benefits will be offset only if such benefits are elected by the Insured or do not reduce the amount of his/her accrued normal Retirement Benefits then funded.

Retirement Benefits under number 6 above will not apply to disabilities which begin after age 70 for those Insureds already receiving Social Security Retirement Benefits while continuing to work beyond age 70.

Benefits above will be estimated if the benefits:
          (1)  have not been applied for; or
          (2)  have not been awarded; and
          (3)  have been denied and the denial is being appealed.

The Monthly Benefit will be reduced by the estimated amount. If benefits have been estimated, the Monthly Benefit will be adjusted when we receive proof:
          (1)  of the amount awarded; or
          (2) that benefits have been denied and the denial cannot be further appealed.

If we have underpaid the Monthly Benefit for any reason, we will make a lump sum payment. If we have overpaid the Monthly Benefit for any reason, the overpayment must be repaid to us. At our option, we may reduce the Monthly Benefit or ask for a lump sum refund. If we reduce the Monthly Benefit, the Minimum Monthly Benefit, if any, as shown on the Schedule of Benefits page, would not apply.

                                    Page 9.0

For each day of a period of Total Disability less than a full month, the amount payable will be 1/30th of the Monthly Benefit.

COST OF LIVING FREEZE: After the initial deduction for any Other Income Benefits, the Monthly Benefit will not be further reduced due to any cost of living increases or changes in the Social Security Law, payable under these Other Income Benefits.

LUMP SUM PAYMENTS: If Other Income Benefits are paid in a lump sum, the sum will be broken down to a monthly amount for the period of time the sum is payable. If no period of time is given, the sum will be broken down to a monthly amount for the period of time we expect the Insured to be disabled based on actuarial tables of disabled lives.

TERMINATION OF MONTHLY BENEFIT:The Monthly Benefit will stop on the earliest of:
          (1)  the date the Insured ceases to be Totally Disabled;
          (2)  the date the Insured dies;
          (3) the Maximum Duration of Benefits, as shown on the Schedule of Benefits page, has ended; or
          (4) the date the Insured fails to furnish the required proof of Total Disability.

RECURRENT DISABILITY: If, after a period of Total Disability for which benefits are payable, an Insured returns to Active Work for at least six (6) consecutive months, any recurrent Total Disability for the same or related cause will be part of a new period of Total Disability. A new Elimination Period must be completed before any further Monthly Benefits are payable.

If an Insured returns to Active Work for less than six (6) months, a recurrent Total Disability for the same or related cause will be part of the same Total Disability. A new Elimination Period is not required. Our liability for the entire period will be subject to the terms of this Policy for the original period of Total Disability.

This Recurrent Disability section will not apply to an Insured who becomes eligible for insurance coverage under any other group long term disability insurance plan.






                                    Page 9.1

                                   EXCLUSIONS

We will not pay a Monthly Benefit for any Total Disability caused by:
          (1)  an act of war, declared or undeclared; or
          (2)  an intentionally self-inflicted Injury; or
          (3)  the Insured committing a felony.


































                                   Page 10.0

                                   LIMITATIONS

MENTAL OR NERVOUS DISORDERS: Monthly Benefits for Total Disability caused by or contributed to by mental or nervous disorders will not be payable beyond an aggregate lifetime maximum duration of twenty-four (24) months unless the Insured is in a Hospital or Institution at the end of the twenty-four (24) month period. The Monthly Benefit will be payable while so confined, but not beyond the Maximum Duration of Benefits.

If   an Insured was confined in a Hospital or Institution and:
          (1)  Total Disability continues beyond discharge;
          (2)  the confinement was during a period of Total Disability; and
          (3) the period of confinement was for at least fourteen (14) consecutive days;
then upon discharge, Monthly Benefits will be payable for the greater of:
          (1)  the unused portion of the twenty-four (24) month period; or
          (2)  ninety (90) days;
but in no event beyond the Maximum Duration of Benefits, as shown on the Schedule of Benefits page.

Mental or Nervous Disorders are defined to include disorders which are diagnosed to include a condition such as:
          (1)  bipolar disorder (manic depressive syndrome);
          (2)  schizophrenia;
          (3)  delusional (paranoid) disorders;
          (4)  psychotic disorders;
          (5)  depressive disorders;
          (6)  anxiety disorders;
          (7)  somatoform   disorders   (psychosomatic   illness);
          (8)  eating disorders; or
          (9)  mental illness.















                                   Page 11.0

                    ACTIVITIES OF DAILY LIVING BENEFIT (ADL)

We will pay an ADL benefit in addition to the Monthly Benefit if an Insured is Totally Disabled, receiving a Monthly Benefit, and we determine that he/she:

     (1) is unable to safely and completely perform two or more Activities of Daily Living without another person's assistance or verbal direction; or

     (2) is Cognitively Impaired and needs another person's assistance or verbal direction for his/her protection or for the protection of others.

Activities of Daily Living mean:
     (1) Bathing - the ability to wash oneself in the tub or shower or by sponge bath from a basin without Direct Assistance;
     (2) Dressing - the ability to change clothes without Direct Assistance, including fastening and unfastening any medically necessary braces or artificial limbs;
     (3) Eating/Feeding - the ability to eat without Direct Assistance, once food has been prepared and made available;
     (4) Transferring - the ability to move in and out of a chair or bed without Direct Assistance, except with the aid of equipment (including support and other mechanical devices); and
     (5) Toileting - the ability to get to and from and on and off the toilet, to maintain a reasonable level of personal hygiene and to adjust clothing without Direct Assistance.

"Cognitively Impaired" and "Cognitive Impairment" means the Insured's confusion or disorientation resulting from a deterioration or loss in intellectual capacity as measured and confirmed by cognitive tests satisfactory to us. The behavioral problems include, but are not limited to, wandering, abusive or assaultive behavior, poor judgment or uncooperativeness which poses a danger to self or others, and extreme or bizarre personal hygiene.

"Direct Assistance" means the Insured requires continuous help or oversight to be able to perform the Activity of Daily Living safely and effectively.

The ADL benefit will be 20% of the Insured's Covered Monthly Earnings, subject to:
     (1)  a maximum amount of $5,000.00; and
     (2) the Maximum Duration of Benefits, as shown on the Schedule of Benefits page.

This benefit will not be subject to reduction by Other Income Benefits. This additional benefit will not be included in the calculation of any other benefits under the policy.

We will pay the ADL benefit as long as:
     (1) we continue to receive satisfactory proof that an Insured is eligible to receive such benefit in accordance with the requirements stated above;
     (2)  an Insured remains Totally Disabled; and
     (3)  an Insured continues receiving a Monthly Benefit.

An Insured will be considered to have a Pre-existing Condition under the ADL benefit, and will be subject to the Pre-existing Conditions Limitation if:

     (1) the Total Disability begins in the first twelve (12) months after the Insured's effective date under the ADL benefit; and
     (2) he/she has received medical treatment, consultation, care or services, including diagnostic procedures, or took prescribed drugs or medicines for the Sickness or Injury causing such Total Disability during the three (3) months immediately prior to the Insured's effective date of the ADL benefit.




                                   Page 12.0

PRE-EXISTING  CONDITIONS  LIMITATION:  Benefits  will  not be  paid  for a Total
Disability:
     (1) caused by;
     (2) contributed to by; or
     (3) resulting from;
a  Pre-existing  Condition  unless the Insured has been Actively at Work for one
(1) full day following the end of twelve (12) consecutive months from the Insured's effective date under the ADL benefit.

If an Insured was previously covered under a disability income plan for sixty-three (63) continuous days prior to the effective date, time served under such previous plan for a pre-existing condition will be credited.

This benefit does not cover the Insured's inability to perform Activities of Daily Living or Cognitive Impairment that exists on his/her effective date of coverage.

Any conversion privilege applicable to the policy does not apply to the ADL benefit.




























                                      12.1

                           SPECIFIC INDEMNITY BENEFIT

If the Insured suffers any one of the Losses listed below from an accident resulting in an Injury, we will pay a guaranteed minimum number of Monthly Benefit payments, as shown below. However:
     (1)  the Loss must occur within one hundred and eighty (180) days;  and
     (2)  the Insured must live past the Elimination Period.

For Loss of:                                                                                    Number of Monthly Benefit Payments:
-------------                                                                                   ------------------------------------

Both Hands.................................................................................................................46 Months
Both Feet..................................................................................................................46 Months
Entire Sight in Both Eyes..................................................................................................46 Months
Hearing in Both Ears.......................................................................................................46 Months
Speech.................................................................................................................... 46 Months
One Hand and One Foot .....................................................................................................46 Months
One Hand and Entire Sight in One Eye.......................................................................................46 Months
One Foot and Entire Sight in One Eye.......................................................................................46 Months
One Arm....................................................................................................................35 Months
One Leg....................................................................................................................35 Months
One Hand.................................................................................................................. 23 Months
One Foot...................................................................................................................23 Months
Entire Sight in One Eye....................................................................................................15 Months
Hearing in One Ear.........................................................................................................15 Months



"Loss(es)" with respect to:
     (1) hand or foot, means the complete severance through or above the wrist or ankle joint;
     (2) arm or leg, means the complete severance through or above the elbow or knee joint; or
     (3)  sight, speech or hearing, means total and irrecoverable Loss thereof.

If more than one (1) Loss results from any one accident, payment will be made for the Loss for which the greatest number of Monthly Benefit payments is provided.

The amount payable is the Monthly Benefit, as shown on the Schedule of Benefits page, with no reduction from Other Income Benefits. The number of Monthly Benefit payments will not cease if the Insured returns to Active Work.

If death occurs after we begin paying Monthly Benefits, but before the Specific Indemnity Benefit has been paid according to the above schedule, the balance remaining at time of death will be paid to the Insured's estate, unless a beneficiary is on record with us under this Policy.

Benefits may be payable longer than shown above as long as the Insured is still Totally Disabled, subject to the Maximum Duration of Benefits, as shown on the Schedule of Benefits page.













                                    Page 13.0

                           SURVIVOR BENEFIT - LUMP SUM

We will pay a benefit to an Insured's Survivor when we receive proof that the Insured died while:
     (1)  he/she was receiving Monthly Benefits from us; and
     (2) he/she was Totally Disabled for at least one hundred and eighty (180) consecutive days.

The benefit will be an amount equal to 3 times the Insured's last Monthly Benefit. The last Monthly Benefit is the benefit the Insured was eligible to receive right before his/her death. It is not reduced by wages earned while in Rehabilitative Employment.

"Survivor" means an Insured's spouse. If the spouse dies before the Insured or if the Insured was legally separated, then the Insured's natural, legally adopted or step-children, who are under age twenty-five (25) will be the Survivor(s). If there are no eligible Survivors, payment will be made to the Insured's estate, unless a beneficiary is on record with us under this Policy.

A benefit payable to a minor may be paid to the minor's legally appointed guardian. If there is no guardian, at our option, we may pay the benefit to an adult that has, in our opinion, assumed the custody and main support of the minor. We will not be liable for any payment we have made in good faith.




















                                    Page 14.0

                     WORK INCENTIVE AND CHILD CARE BENEFITS

WORK INCENTIVE BENEFIT

During the first twelve (12) months of Rehabilitative Employment during which a Monthly Benefit is payable, we will not offset earnings from such Rehabilitative Employment until the sum of:
     (1)  the Monthly Benefit prior to offsets with Other Income Benefits; and
     (2)  earnings from Rehabilitative Employment;
exceed 100% of the Insured's Covered Monthly Earnings. If the sum above exceeds 100% of Covered Monthly Earnings, our Benefit Amount will be reduced by such excess amount until the sum of (1) and (2) above equals 100%.

CHILD CARE BENEFIT


We will allow a Child Care Benefit to an Insured if:

     (1)  the Insured is receiving benefits under the Work Incentive Benefit;
     (2)  the Insured's Child(ren) is (are) under 14 years of age;
     (3)  the child care is provided by a non-relative; and
     (4) the charges for child care are documented by a receipt from the caregiver, including social security number or taxpayer identification number.

During the twelve (12) month period in which the Insured is eligible for the Work Incentive Benefit, an amount equal to actual expenses incurred for child care, up to a maximum of $250.00 per month, will be added to the Insured's Covered Monthly Earnings when calculating the Benefit Amount under the Work Incentive Benefit.

Child(ren) means: the Insured's unmarried child(ren), including any foster child, adopted child or step child who resides in the Insured's home and is financially dependent on the Insured for support and maintenance.





















                                    Page 15.0

                   FAMILY AND MEDICAL LEAVE OF ABSENCE BENEFIT

We will allow the Insured's coverage to continue, for up to 12 weeks in a 12 month period, if he/she is eligible for, and you have approved, a Family and Medical Leave of Absence under the terms of the Family and Medical Leave Act of 1993, as amended, for any of the following reasons:

     (1)  To provide care after the birth of a son or daughter; or
     (2)  To provide care for a son or daughter upon legal adoption; or
     (3) To provide care after the placement of a foster child in the Insured's home; or
     (4) To provide care to a spouse, son, daughter, or parent due to serious illness; or
     (5) To take care of his/her own serious health condition as explained below.

If the Insured, due to his/her own serious health condition, meets the definition of Total Disability as well as all other requirements in this Policy, he/she will be considered Totally Disabled and eligible to receive a Monthly Benefit. All premiums will be waived as long as he/she is receiving such Monthly Benefit. If the Insured, due to his/her own serious health condition, is working on a reduced leave schedule or an intermittent leave schedule, as described by the Family and Medical Leave Act of 1993, as amended, but is not considered Totally Disabled under this Policy, premium payments will be continued under this benefit.

The Insured will not qualify for the Family and Medical Leave of Absence Benefit unless we have received proof from you, in a form satisfactory to us, that the Insured has been granted a leave under the terms of the Family and Medical Leave Act of 1993, as amended. Such proof: (1) must outline the terms of the Insured's leave; and (2) give the date the leave began; and (3) the date it is expected to end; and (4) must be received by us within thirty-one (31) days after a claim for benefits has been filed with us.

If you grant the Insured a Family and Medical Leave of Absence, the following applies to the Insured who has been granted the leave:

     (1) While the Insured is on an approved Family and Medical Leave of Absence, the required premium must be paid according to the terms specified in this Policy to keep the insurance in force.
     (2) While the Insured is on an approved Family and Medical Leave of Absence, he will be considered Actively at Work in all instances unless such leave is due to his/her own illness, injury, or disability. Changes such as revisions to coverage because of age, class, or salary changes will apply during the leave except that increases in amount of insurance, whether automatic or subject to election, are not effective for an Insured who is not Actively at Work until such time as he/she returns to Active Work for one full day.
     (3) If the Insured becomes Totally Disabled while on a Family and Medical Leave of Absence, any Monthly Benefit which becomes payable will be based on the Insured's Covered Monthly Earnings received from you immediately prior to the date of Total Disability.
     (4) Coverage will terminate for any Insured who does not return to work as scheduled according to the terms of his/her agreement with you. In no case will coverage be extended under this benefit beyond twelve (12) weeks in a twelve (12) month period. Insurance will not be terminated for an Insured who becomes Totally Disabled during the period of the leave and who is eligible for benefits according to the terms of this Policy.

All other terms and conditions of this Policy will remain in force while an Insured is on an approved Family and Medical Leave of Absence.







                                    Page 16.0

                   MILITARY SERVICES LEAVE OF ABSENCE COVERAGE

We will allow the Insured's coverage to continue, for up to 12 weeks in a 12 month period, if the Insured enters the military service of the United States. While the Insured is on a Military Services Leave of Absence, the required premium must be paid according to the terms specified in this Policy to keep the insurance in force. Changes such as revisions to coverage because of age, class or salary changes will apply during the leave except that increases in amount of insurance, whether automatic or subject to election, are not effective for such an Insured until he/she has returned to work from Military Services Leave of Absence for one full day. All other terms and conditions of this Policy will remain in force during this continuation period. The Insured's continued coverage will cease on the earliest of the following dates:

     (1)  the date this Policy terminates; or
     (2) the date ending the last period for which any required premium was paid; or
     (3)  12 weeks from the date the Insured's continued coverage began.

This Policy, however, does not cover any loss which occurs while on active duty in the military service if such loss is caused by or arises out of such military service, including but not limited to war or act of war (whether declared or undeclared) and is also subject to any other exclusions listed in the Exclusions provision.





















                                   Page 16.1

                             REHABILITATION BENEFIT

"Rehabilitative Employment" means work in any gainful occupation for which the Insured's training, education or experience will reasonably allow. The work must be supervised by a Physician or a licensed or certified rehabilitation specialist approved by us. Rehabilitative Employment includes work performed while Partially Disabled, but does not include performing all the material duties of his/her regular occupation on a full-time basis.

If an Insured is receiving a Monthly Benefit because he/she is considered Totally Disabled under the terms of this Policy and is able to perform Rehabilitative Employment, we will continue to pay the Monthly Benefit less an amount equal to 50% of earnings received through such Rehabilitative Employment.

An Insured will be considered able to perform Rehabilitative Employment if a Physician or licensed or certified rehabilitation specialist approved by us determines that he/she can perform such employment. If an Insured refuses such Rehabilitative Employment, or has been performing Rehabilitative Employment and refuses to continue such employment, even though a Physician or licensed or certified rehabilitation specialist approved by us has determined that he/she is able to perform Rehabilitative Employment, the Monthly Benefit will be reduced by 50%, without regard to the Minimum Monthly Benefit.

















                                    Page 17.0